Prospectus Supplement
John Hancock Current Interest
John Hancock Money Market Fund (the fund)
Supplement dated May 1, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
APPENDIX 1 - INTERMEDIARY SALES CHARGE WAIVERS to the fund’s Prospectus, is amended to add the following:
Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective May 1, 2025, shareholders purchasing or holding shares of John Hancock Funds, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CDSC Waivers on Class A and Class C shares available at Stifel
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Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
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Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
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Return of excess contributions from an IRA Account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
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Shares acquired through a right of reinstatement.
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Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
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Shares exchanged or sold in a Stifel fee-based program.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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